UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 18, 2017, Community Bank System, Inc. (“Community Bank System”) filed a Current Report on Form 8-K (the “Original Report”) to report that on May 12, 2017, Merchants Bancshares, Inc. (“Merchants”) merged with and into Community Bank System, with Community Bank System being the surviving entity (the “Merger”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Item 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of Merchants as of December 31, 2016 and 2015, and for each of the years in the three-year period ended December 31, 2016, as well as the accompanying notes thereto and the related Report of Independent Registered Public Accounting Firm, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Merchants as of and for the three months ended March 31, 2017, as well as the accompanying notes there, are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of Merchants as of and for the three months ended March 31, 2016, as well as the accompanying notes there, are filed as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The following unaudited pro forma combined condensed consolidated financial information giving effect to the Merger is furnished under this Item 9.01(b) as Exhibit 99.4 attached hereto, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability of such section, not shall be deemed incorporated by reference in any filing of Community Bank System under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing:

•	Unaudited pro forma combined condensed balance sheet as of March 31, 2017, giving effect to the Merger as it is occurred on March 31, 2017;

•	Unaudited pro forma combined condensed consolidated statement of income for the three months ended March 31, 2017, giving effect to the Merger as if it occurred on January 1, 2016; and

•	Unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2016, giving effect to the Merger as if it occurred on January 1, 2016.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP.*

99.1	Audited consolidated financial statements of Merchants as of December 31, 2016 and 2015 and for each of the years in the three year period ended December 31, 2016 (incorporated by reference to the Form 10-K filed by Merchants with the SEC on March 15, 2017 (File No. 000-11595).

99.2	Unaudited consolidated financial statements of Merchants as of and for the three month period ended March 31, 2017 (incorporated by reference to the Form 10-Q filed by Merchants with the SEC on April 28, 2017 (File No. 000-11595).

99.3	Unaudited consolidated financial statements of Merchants as of and for the three month period ended March 31, 2016 (incorporated by reference to the Form 10-Q filed by Merchants with the SEC on May 9, 2016 (File No. 000-11595).

99.4	Unaudited pro forma combined condensed balance sheet as of March 31, 2017, giving effect to the Merger as if it occurred on March 31, 2017; unaudited pro forma combined condensed consolidated statement of income for the three months ended March 31, 2017, giving effect to the Merger as if it occurred on January 1, 2016; and unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2016, giving effect to the Merger as it if occurred on January 1, 2016.*

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

/s/ Scott Kingsley
Scott Kingsley
Executive Vice President and Chief
Financial Officer

Dated: July 26, 2017

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP.*

99.1	Audited consolidated financial statements of Merchants as of December 31, 2016 and 2015 and for the years in the three year period ended December 31, 2016 (incorporated by reference to the Form 10-K filed by Merchants with the SEC on March 15, 2017 (File No. 000-11595).

99.2	Unaudited consolidated financial statements of Merchants as of and for the three month period ended March 31, 2017 (incorporated by reference to the Form 10-Q filed by Merchants with the SEC on April 28, 2017 (File No. 000-11595).

99.3	Unaudited consolidated financial statements of Merchants as of and for the three month period ended March 31, 2016 (incorporated by reference to the Form 10-Q filed by Merchants with the SEC on May 9, 2016 (File No. 000-11595).

99.4	Unaudited pro forma combined condensed balance sheet as of March 31, 2017, giving effect to the Merger as if it occurred on March 31, 2017; unaudited pro forma combined condensed consolidated statement of income for the three months ended March 31, 2017, giving effect to the Merger as if it occurred on January 1, 2016; and unaudited pro forma combined condensed consolidated statement of income for the year ended December 31, 2016, giving effect to the Merger as it if occurred on January 1, 2016.*

*	Filed herewith.

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